UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2015

CymaBay Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36500	94-3103561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7999 Gateway Blvd., Suite 130

Newark, CA 94560

(Address of principal executive offices)

(510) 293-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 24, 2015, CymaBay Therapeutics, Inc. (the “Company”) held a conference call to discuss the results of the Company’s Phase 2b clinical study of its lead product candidate arhalofenate for the treatment of gout. A copy of the transcript from the conference call (the “Transcript”) is attached here as Exhibit 99.1. The Transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.

In addition, the Company issued a press release announcing the results of its Phase 2b clinical study of its lead product candidate arhalofenate for the treatment of gout. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.2 to this report.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description

99.1.	Phase 2b Clinical Study of Arhalofenate Transcript, dated February 24, 2015

99.2.	Press Release issued on February 24, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CymaBay Therapeutics, Inc.

By:	/s/ Sujal Shah
Name:	Sujal Shah
Title:	Chief Financial Officer

Dated: March 2, 2015

EXHIBIT INDEX

Exhibit	Description

99.1.	Phase 2b Clinical Study of Arhalofenate Transcript, dated February 24, 2015

99.2.	Press Release issued on February 24, 2015